UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2018

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Form 8-K/A is being filed for the purpose of filing the exhibits included in Item 9.01 and amends the Current Report on Form 8-K filed by Prologis, Inc., and Prologis, L.P., on September 18, 2018.

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2018, Prologis Yen Finance LLC (the “Company”) priced an offering of (i) ¥5,000,000,000 aggregate principal amount of its 0.652% Notes due 2025 (the “2025 Notes”), (ii) ¥40,000,000,000 aggregate principal amount of its 0.972% Notes due 2028 (the “2028 Notes”), (iii) ¥5,100,000,000 aggregate principal amount of its 1.077% Notes due 2030 (the “2030 Notes”) and (iv) ¥5,000,000,000 aggregate principal amount of its 1.470% Notes due 2038 (the “2038 Notes” and, together with the 2025 Notes, the 2028 Notes and the 2030 Notes, the “Notes”). In connection with the offering, the Company and Prologis, L.P. (the “Operating Partnership”) entered into an Underwriting Agreement, dated September 13, 2018 (the “Underwriting Agreement”), with SMBC Nikko Securities America, Inc., Mizuho Securities USA LLC and Morgan Stanley & Co. International plc, and the other underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture to be entered into as of September 25, 2018 (the “Base Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee, as supplemented by the first supplemental indenture, to be entered into as of September 25, 2018 (the Base Indenture, as supplemented by the first supplemental indenture, the “Indenture”).

The issuance and sale of the Notes is expected to close on September 25, 2018. The net proceeds to the Company from the sale of the Notes, after the Underwriter’s discount and offering expenses, are estimated to be approximately ¥54.7 billion, or $491 million, based on the yen/U.S. dollar rate of exchange as of September 6, 2018. The Company intends to use the net proceeds for the full or partial repayment of short-term borrowings under the Operating Partnership’s global line of credit. Such short-term borrowings are expected to be used to partially fund the redemption of certain notes (the “DCT notes”) issued by DCT Industrial Operating Partnership LP (“DCT OP”) and acquired upon the closing on August 22, 2018 of the previously announced merger between the Operating Partnership and DCT OP. The Operating Partnership has notified the holders of the DCT notes that it will redeem the DCT notes on September 21, 2018. Any remaining net proceeds will be used for general corporate purposes.

The 2025 Notes will bear interest at the rate of 0.652% per annum and mature on September 25, 2025. The 2028 Notes will bear interest at the rate of 0.972% per annum and mature on September 25, 2028. The 2030 Notes will bear interest at the rate of 1.077% per annum and mature on September 25, 2030. The 2038 Notes will bear interest at a rate of 1.470% per annum and mature on September 24, 2038. The Notes will be senior unsecured obligations of the Company and will be fully and unconditionally guaranteed by the Operating Partnership.

The Notes will not be redeemable prior to maturity except the Company may redeem the Notes in whole, but not in part, in the event of certain developments affecting tax law in the United States (or any taxing authority thereof or therein) at a redemption price equal to 100% of the principal amount of the applicable series of Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount being redeemed to, but excluding, the redemption date.

The Indenture governing the Notes will restrict, among other things, the Operating Partnership’s and its subsidiaries ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement as amended by Post-Effective Amendment No. 1 and Post-Effective Amendment No. 2 (File No. 333-216491) that the Company and the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Company and the Operating Partnership pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated September 13, 2018, and base prospectus, dated August 24, 2018, relating to the public offering of the Notes and corresponding guarantees, the Company and the Operating Partnership are filing the Underwriting Agreement with this Current Report on Form 8-K as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 13, 2018, among Prologis Yen Finance LLC, Prologis, L.P., SMBC Nikko Securities America, Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. International plc, and the other underwriters named in Schedule A thereto.*

4.1	Form of 0.652% Notes due 2025.

4.2	Form of 0.972% Notes due 2028.

4.3	Form of 1.077% Notes due 2030.

4.4	Form of 1.470% Notes due 2038.

4.5	Form of Officers’ Certificate related to 0.652% Notes due 2025.

4.6	Form of Officers’ Certificate related to 0.972% Notes due 2028.

4.7	Form of Officers’ Certificate related to 1.077% Notes due 2030.

4.8	Form of Officers’ Certificate related to 1.470% Notes due 2038.

4.9	Form of Base Indenture.

4.10	Form of First Supplemental Indenture.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: September 24, 2018	By:	/s/ Deborah K. Briones
		Name:	Deborah K. Briones
		Title:	Senior Vice President, Associate General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: September 24, 2018	By:	/s/ Deborah K. Briones
		Name:	Deborah K. Briones
		Title:	Senior Vice President, Associate General Counsel